UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): September 19, 2008

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	June ‘08	July ‘08	August ‘08
Process Management	+15	+15 to +20	+10 to +15
Industrial Automation	+20	+15 to +20	+10 to +15
Network Power	+5 to +10	0 to +5	0 to +5
Climate Technologies	+5 to +10	+10 to +15	+10 to +15
Appliance and Tools	-5 to 0	-5 to 0	-5 to 0
Total Emerson	+10 to +15	+10	+5 to +10

August 2008 Order Comments:

Order growth trends remained solid in the 5 to 10 percent range for the three months ended in August with currency exchange rates contributing approximately 2 percentage points to the growth. The currency contribution was lower this three month period than in recent periods due to the stronger U.S. dollar.

Process Management orders remained at high levels with strong global project activity. Although fluctuations in the timing of project bookings can impact the order growth trends, project databases and quote logs showed continued strength. The currency contribution was lower this month than in previous months due to the impact of the strengthening U.S. dollar.

Industrial Automation order growth was led by strength from the power generating alternator and materials joining businesses. Currency translation favorably impacted the order growth.

Broad geographic and end market diversity continued to drive positive order growth trends in Network Power. Fluctuations in the timing of project bookings can impact the order trends for this business segment. Strength in the power systems business was offset by softness in the telecommunication end markets of the embedded computing and power business. Comparisons were also tougher across this segment given the strong order growth over the same period in 2007.

Climate Technologies orders continued to benefit from modest heat pump market recovery in Europe and warm weather in North America in July. This was partially offset by cooler weather in August in North America.

Appliance and Tools order trends were consistent with the prior month, with strength from the professional tools and non-residential storage businesses offset by weakness in the motors, residential storage and appliance businesses.

Upcoming Investor Events:

On Tuesday, November 4, 2008, Emerson will issue the Company’s fourth quarter and fiscal year 2008 results. Emerson senior management will discuss the Company’s results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

November 12, 2008 – Baird 2008 Industrial Conference

Location: Chicago, Illinois

Time: 10:30 a.m. to 11:00 a.m. Eastern Standard Time

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation and webcast: Access to the webcast will be available in the Investor Relations area of Emerson’s website at www.emerson.com/financial at the time of the event. A replay of the webcast will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 19, 2008	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary